Hudson United Bancorp, Inc.

                            Merger Announcement With
                                 JeffBanks, Inc.
                                       and
                    Southern Jersey Bancorp of Delaware, Inc.

                                  June 29, 1999

Forward Looking Statements
--------------------------

    This document contains forward-looking statement within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation contains estimates of future operating results for 1999 and beyond for Hudson United Bancorp, Inc., JeffBanks, Inc. and Southern Jersey Bancorp of Delaware, Inc. on a stand-alone and pro-forma combined basis and estimates of financial condition, merger-related expenses and cost savings on a combined basis. These statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about new and existing programs, products, relationships, opportunities, technology and market conditions. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, movements in interest rates, the possibility of disruption in credit markets, successful implementation and integration of Hudson United Bancorp's acquisitions, successful implementation of Year 2000 technology changes, and the impact of legal and regulatory barriers and structures. Hudson United Bancorp assumes no obligation for updating such forward-looking statements at any time.

1.       Transaction Summary
2.       Transaction Rationale
3.       Transaction Economics
4.       Summary
Appendix


Transaction Summary
-------------------


                                                                                          Southern
                                                     JeffBanks                         Jersey Bancorp
                                                     ---------                         --------------
 Fixed Exchange Ratio:                                  0.95                                1.26
 Price Per Share:                                      $33.13                              $44.00
 Transaction Value:                                 $374 million                        $54 million
 Earnings Multiple (1999 IBES Estimate):                20x                                 N/A
 Earnings Multiple (1999 Est. adjusted for
      Synergies) (1)                                    12x                                 11x
 Earnings Accretion Year 2000:                         $0.02                               $0.07
 Price to Book Value:                                   2.6x                                1.6x
 Structure:                                      Tax-Free Exchange                   Tax-Free Exchange
 Accounting:                                          Pooling                             Pooling
 Expected Closing                                 4th Quarter 1999                    4th Quarter 1999
 Due Diligence/Y2K Review:                           Completed                    Substantially Completed
 System Conversion:                               4th Quarter 1999                    4th Quarter 1999


                             Transaction Rationale


                     Strategic Reasons for the Combinations
                     --------------------------------------

|X|      Complement strong market presence in Philadelphia and Southern NJ

|X|      Obtain attractive, small business and consumer customer bases

|X|      Capitalize on strong integration skills and familiarity with markets

|X|      Achieve substantial cost savings and potential revenue synergies

|X| Accretive to earnings in first full year of operations on cost saves alone

|X|      Accretive to book value

                     Strategic Reasons for the Combinations
                     --------------------------------------

     JeffBanks
     ---------
     Strong Small Business Lender in Philadelphia Markets
     Mortgage Banking Specialists in FHV & VA Loans
     Largest Entry Point in Eastern Pennsylvania

     Southern Jersey Bancorp
     -----------------------
     Strong Deposit Franchise in Southern NJ including #1 Market Share in Cumberland County
     Strong Deposit Market Share in Cumberland and Salem Counties
     Opportunity to Sell Many New Products and Services

     This combination
     ----------------
     Enhance Hudson United's Commercial Banking Franchise
     Significant Cost Savings Opportunities
     Adds New Banking Customers
     Accretive to Earnings
     Low Risk Integration

Attractive Deposit and Loan
Composition - March 31, 1999
----------------------------

                                                                                  Southern
                                                                                   Jersey
                                           Hudson United           JeffBanks       Bancorp             Pro Forma
 --------------------------------- -------------------------- ----------------- ------------------ ------------------
 Loans                                    $         %             $                  $              $          %
 Commercial                                690       20             257                 66          1,012        21
 Commercial Real Estate                    678       20             403                 80          1,161        23
 Consumer                                  548       16             337                 62            947        19
 Residential Mortgage                    1,508       44             268                 33          1,810        37
                                         -----      ---           -----              -----          -----       ----
          Total                          3,324      100           1,265                241          4,930       100

 Deposits
 Non-interest Bearing                      870       18             206                 60          1,136        17
 Money Market and Savings                2,041       41             441                160          2,642        40
 Certificates                            2,021       41             598                209          2,828        43
                                         -----      ---           -----                ---          -----       ---
          Total                          4,932      100           1,245                429          6,606       100
                                         -----      ---           -----                ---          -----       ----

                             Transaction Economics


Transaction Economics
---------------------

|X| Accretion based on conservative, achievable cost savings and no revenue enhancement
         ----------------------

         -        Jeff Banks:       35% or $12.1 million after-tax

         -        Southern Jersey:  40% or $3.7 million after-tax

|X|      Substantial Revenue Enhancement Opportunities

|X|      Merger Related Charges of:

         -        Jeff Banks:       $27.5 million pre-tax

         -        Southern Jersey:  $30.0 million pre-tax

Revenue Enhancement Opportunities
---------------------------------

|X| Strong Loan Generation to replace significant investment portfolio at Hudson United

|X|      Additional Products Available to New Customers

         -    Asset Based Lending
         -    Equipment Leasing
         -    International Services
         -    Trust Services
         -    Insurance Services
         -    Relationship Deposit Accounts

Pro Forma Balance Sheet (in Millions)
-------------------------------------

                                   March 31, 1999            Proforma
                             HU(1)     JEFF         SOJB     Combined
                             -----     ----         ----     --------

      Total Assets          $7,556    $1,680        $465       $9,701
      Securities             3,225       287         106        3,618
      Loans                  3,738     1,265         231        5,234

      Total Deposits         5,330     1,245         429        7,004
      Total Capital            454       133          31          618
       Shares Outstanding     40.4      10.5         1.1         52.0

--------------------------------------------
(1) HU's information reflects the effect of the Little Falls acquisition which closed May 21, 1999 and the pending acquisition with Advest.

                        Strong Balance Sheet Maintained
                        -------------------------------

                               HU       JEFF     SOJB    Combined
                               --       ----     ----    --------

Common Equity/Total Assets      6.1%     7.9%      6.7%    6.4%
Leverage Capital Ratio          6.8      9.3       5.9     6.9

Loans/Earnings Assets          52.7     80.4      57.0    58.0
Deposits/Total Funding         76.8     81.4     100.0    78.8

Pro Forma Income Statement (in Millions)
----------------------------------------

                          IBES 1999 Estimates                     Proforma
                        HU            JEFF      SOJB(1)           Combined
                        --            ----      -------           --------

Net Income             $100.5        $18.3     $1.0                $119.8
Projected:
    Cost Saves             -          12.1      3.7                  15.8
    Adj. Net Income     100.5         30.4      4.8                 135.6
    Shares - Diluted     40.0         10.7      1.5                  52.2
    Adjusted EPS         2.51         2.84     3.09                  2.60
    Adjusted ROAA        1.45%        1.83%    1.22%                 1.51%
    Adjusted ROAE        22.1         20.7     13.3                  22.0
    Efficiency Ratio       46           43       48                    45
    Net Int. Margin      4.25         4.17     2.95                  4.19


Does not include one-time merger related charges.
-------------------------------------------------
(1) Represents 1st Quarter 1999 annualized, no IBES estimates available.

                                   Conclusion
                                   ----------

|X|      Enhance Hudson United's Banking Franchise
         -  Strong business lender
         -  Attractive deposit franchise

|X|      Financially Attractive
         -  Accretive to earnings and book value
         -  Attractive pricing

|X|      Low-Risk Transaction
         -  Conservative assumptions
         -  Proven integration track record
         -  History of value creation through acquisition

|X|      Enhances Shareholder Value

                                    APPENDIX





Low-Risk Integration
History of Success (In Millions)
--------------------------------


Institution                                               Date          Price Paid         Deposits          Loans
-----------                                               ----          ----------         --------          -----
Mountain Ridge State                                        10/90         Nominal               $  47          $   12
Meadowlands National Bank                                    4/91         Nominal               $  60          $   22
Center Savings & Loan                                        9/91         Nominal               $  90          $   79
Irving Federal Savings & Loan                                2/92         Nominal               $ 160          $   62
Broadway Bank & Trust                                        3/92           $    3.4            $ 355          $   25
Pilgrim State Bank                                           6/93           $    6.2            $ 123          $   47
Polifly Federal Savings & Loan Branches                      5/94           $    6.2            $ 105          $   .5
Washington Savings Bank                                      7/94           $   40.5            $ 300          $  169
Shoppers Charge Accounts Co.1                               12/94           $   16.3              N/A          $   60
Jefferson National Bank                                      4/95           $    9.7            $  99          $   42
Urban National Bank                                          6/95           $   38.2            $ 230          $   92
Growth Financial Corp.                                       1/96           $   25.6            $ 110          $  102
Crossland Federal Savings Bank Branches                      2/96           $    3.0            $  60          $   .2
Lafayette American Bank                                      7/96           $  120.0            $ 647          $  548
Hometown Bancorporation, Inc.                                8/96           $   31.0            $ 162          $   99
UST Bank, CT                                                11/96           $   13.0            $ 100          $   73
Westport Bancorp, Inc.                                      12/96           $   67.8            $ 259          $  183
The Bank of Southington                                      1/98           $   26.7            $ 122          $   85
Security National Bank & Trust                               2/98           $   11.0            $  77          $   48
Poughkeepsie Financial                                       4/98           $  136.0            $ 611          $  648
MSB Bancorp                                                  5/98           $  115.0            $ 686          $  375
First Union Branches                                         6/98           $   32.0            $ 320          $   .4
Community Financial                                          8/98           $   29.6            $ 137          $   87
Dime Financial                                               8/98           $  201.0            $ 817          $  374
IBS Financial                                                8/98           $  227.0            $ 560          $  218
FNB Branch Purchase                                          3/99           $    9.1            $ 151          $    -
Little Falls Bancorp, Inc.                                   5/99           $   55.0            $ 234          $  153
Advest Asset Purchase                                     Pending           $    2.0            $ 150          $  159
JeffBanks, Inc.                                           Pending           $  374.0          $ 1,245          $1,265
Southern Jersey Bancorp                                   Pending           $   54.0            $ 429          $  231

1 Non-Bank Acquisition

JeffBanks, Inc.
---------------

          32 Branch Locations - 5 in New Jersey and 27 in Pennsylvania

Counties of Operation:
----------------------


                               Burlington(NJ)    Camden(NJ)       Chester(PA)       Delaware(PA)      Montgomery(PA)   Phila(PA)
                               --------------    ----------       -----------       ------------      --------------   ---------
Median Household Income           55,408        44,886            68,603            50,047             58,379             30,272

5 Year Projected Growth               14%            7%               28%               14%                17%                 6%

5 Year Projected Growth in
   Per Capita Income                  21            12                31                22                 23                 18

JEFF Market Share                      1%            1%                4%                1%                 2%                 3%
JEFF Rank in County                   14            16                11                15                 16                  5
HUB Rank in County                     6             5                 -                 -                  -                  -
Proforma Rank in County                6             5                11                15                 16                  5


Data source: SNL Securities

                            Southern Jersey Bancorp
                            -----------------------

                     17 Branch Locations - All in New Jersey

Counties of Operation:
----------------------

                               Cumberland(NJ)    Gloucester(NJ)   Salem(NJ)
                               --------------    --------------   ---------

Median Household Income             36,611        49,577            41,900
5 Year Projected Growth                  7%           11%                9%
5 Year Projected Growth in
   Per Capita Income                    18           19                 21

SOJB Market Share                       24%           1%                10%
SOJB Rank in County                      1           18                  6
HUB Rank in County                       -           11                  -
Proforma Rank in County                  1            9                  6

Data source: SNL Securities